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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on (i) Form S-3 (Nos. 333-25995, 333-62155, 333-33726, 333-54616,
333-60912 and 333-55866) and (ii) Form S-8 (No. 333-56343) of Kinder Morgan
Energy Partners, L.P. of our report dated February 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
February 19, 2002